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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): April 20, 2000



                         COPELCO CAPITAL RECEIVABLES LLC
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             (Exact name of registrant as specified in its charter)



          DELAWARE                      333-79903                  PENDING
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(State or Other Jurisdiction           (Commission             (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)



    700 EAST GATE DRIVE
  MOUNT LAUREL, NEW JERSEY                                        08054-5404
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   (Address of Principal                                          (Zip Code)
     Executive Offices)



       Registrant's telephone number, including area code: (856) 231-9600



                                    No Change
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Notes and the Leases

     Copelco Capital Receivables LLC (the "Registrant") registered an issuance of up to $1,200,000,000 in principal amount of Lease-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-79903) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $883,148,838 in aggregate principal amount of Series 2000-A Lease-Backed Notes (the "Notes") on April 20, 2000 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes, the forms of which were filed as Exhibits to the Registration Statement.

     The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of April 1, 2000, between the Registrant, as Issuer (the "Issuer"), Manufacturers and Traders Trust Company in its capacity as Trustee (the "Trustee"), and Copelco Capital, Inc., in its capacity as Servicer (the "Servicer"). The Notes consist of seven classes of notes, the Class A-1 Notes (the "Class A-1 Notes") and the Class A-2a Notes (the "Class A-2a Notes", the Class A-3 Notes (the "A-3 Notes"), the Class A-4 Notes (the "Class A-4 Notes"), the Class D Notes (the "Class D Notes", and collectively with the Class A-1, Class A-2, Class A-3, Class A-4, Class B Notes, Class C Notes and Class D Notes, the "Notes"). The Issuer also issued four classes of notes sold in separate private placements--the Class A-2b Lease-Backed Notes, Series 2000-A, the Class E Lease Backed Notes, Series 2000-A, the Class R-1 Lease Backed Notes, Series 2000-A and the Class R-2 Lease Backed Notes, Series 2000-A. The Notes evidence indebtedness of the Issuer and are backed solely by a pledge of the Issuer's assets.

     The assets of the Issuer securing the Notes consist of a pool of copier, computer, healthcare and commercial and industrial equipment leases, and all of the Issuer's interest in the equipment underlying the leases.

     The Notes have an aggregate principal amount of $883,148,838. The Class A-1 Notes have an interest rate of 6.50728%, the Class A-2a Notes have a one-month LIBOR interest rate, the Class A-3 Notes have an interest rate of 7.12%, the Class A-4 Notes have an interest rate of 7.22%, the Class B Notes have an interest rate of 7.30%, the Class C Notes have an interest rate of 7.39%, the Class D Notes have an interest rate of 7.87%.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Not applicable

(b) Not applicable


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(c) Exhibits:

     1.1 Underwriting Agreement, dated as of April 14, 2000, among the Registrant, as Issuer (the "Issuer"), Copelco Capital, Inc. ("Copelco"), and First Union Securities, Inc., as Representative of the Underwriters (the "Underwriter").

     4.1 Indenture, including forms of the Notes and certain other related agreements thereto, dated as of April 1, 2000, between the Registrant, as Issuer (the "Issuer"), Manufacturers and Traders Trust Company, in its capacity as Trustee (the "Trustee"), and Copelco Capital, Inc., in its capacity as Servicer (the "Servicer").

     5.1 Opinion of Dewey Ballantine LLP regarding legality, dated April 20,
2000.

     8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated April 20, 2000.

     10.1 Assignment and Servicing Agreement, dated as of April 1, 2000, among the Registrant as Issuer (the "Issuer") and Copelco Capital, Inc., as Transferor and Servicer (the "Servicer").

     23.1 Consent of Dewey Ballantine LLP.*

     23.2 Consent of KPMG LLP.

     *Previously filed on Form S-3 with the Securities and Exchange on October 28, 1999 in Exhibits 5.1 and 8.1 thereto.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                COPELCO CAPITAL RECEIVABLES LLC

                                By Copelco Manager, as manager of the Registrant



                                By: /s/ NICHOLAS ANTONACCIO
                                    -------------------------------------------
                                    Name:  Nicholas Antonaccio
                                    Title: Vice President-Finance & Treasurer



Dated:  April 27, 2000


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                                  EXHIBIT INDEX


Exhibit No.                        Description
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    1.1   Underwriting Agreement, dated as of April 14, 2000, among the
          Registrant, as Issuer (the "Issuer"), Copelco Capital, Inc. ("Copelco"), and First Union Securities, Inc., as Representative of the Underwriters (the "Underwriter").

    4.1 Indenture, including forms of the Notes and certain other related agreements thereto, dated as of April 1, 2000, between the Registrant, as Issuer (the "Issuer"), Manufacturers and Traders Trust Company, in its capacity as Trustee (the "Trustee"), and Copelco Capital, Inc., in its capacity as Servicer (the "Servicer").

    5.1   Opinion of Dewey Ballantine LLP regarding legality, dated April 20,
          2000

    8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated April 20, 2000

    10.1 Assignment and Servicing Agreement, dated as of April 1, 2000, among the Registrant as Issuer (the "Issuer") and Copelco Capital, Inc., as Transferor and Servicer (the "Servicer").

    23.1  Consent of Dewey Ballantine LLP.*

    23.2  Consent of KPMG LLP.

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*   Previously filed on Form S-3 with the Securities and Exchange on October 28,
    1999 in Exhibits 5.1 and 8.1 thereto.